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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - October 25, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)


           DELAWARE                       0-9808                76-0582150
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                           Identification No.)


                          333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant=s principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

      On October 25, 2001, Plains All American Pipeline, L.P. (the "Partnership") entered into an underwriting agreement with Salomon Smith Barney Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc., First Union Securities, Inc. and Dain Rauscher Incorporated in connection with the sale by the Partnership of 4,500,000 common units of the Partnership. The underwriters were also granted an option to purchase up to an additional 675,000 Common Units.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibits

   1.1 Underwriting Agreement dated October 25, 2001 by and among Plains All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC, Plains Marketing, L.P., All American Pipeline, L.P., Plains Marketing GP Inc., Salomon Smith Barney Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc., First Union Securities, Inc. and Dain Rauscher Incorporated.

  99.1  Press Release issued by the Partnership dated October 26, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  October 26, 2001     By:  Plains AAP, L.P., its general partner

                            By:  Plains All American GP LLC, its general partner


                            By:   /s/ Tim Moore
                                  ---------------------------------
                            Name:  Tim Moore
                            Title: Vice President
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                               INDEX TO EXHIBITS

     1.1 Underwriting Agreement dated October 25, 2001 by and among Plains All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC, Plains Marketing, L.P., All American Pipeline, L.P., Plains Marketing GP Inc., Salomon Smith Barney Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc., First Union Securities, Inc. and Dain Rauscher Incorporated.

    99.1  Press Release issued by the Partnership dated October 26, 2001.